Riverview BANCORP, INC.


Riverview
COMMUNITY BANK
NE 3rd Ave

Investor Presentation
May 2021

Kevin Lycklama
President and Chief Executive Officer

David Lam
Executive Vice President and Chief Financial Officer

Dan Cox
Executive Vice President and Chief Credit Officer

NASDAQ: RVSB

Board of Directors

Patrick Sheaffer
Gerald L. Nies
Bradley J. Carlson
John A. Karas
Stacey A. Graham
Kevin J. Lycklama
Jerry C. Olson
Bess R. Wills
Patricia W. Eby

Leadership Team

Kevin J. Lycklama, *President & CEO*
Kim J. Capeloto, *Executive VP & CBO*
Daniel D. Cox, *Executive VP & CCO*
David Lam, *Executive VP & CFO*
Stephen Plambeck, *Executive VP & CLO*
Christopher P. Cline, *President & CEO of Riverview Trust Company*

Forward-Looking Statements

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in Riverview Bancorp, Inc. ("Company") or "RVSB" the Company's allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in the Company's market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, the Company's net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in the Company's market areas; secondary market conditions for loans and the Company's ability to sell loans in the secondary market; results of examinations of us by the Office of Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase the Company's reserve for loan losses, write-down assets, change Riverview Community Bank's regulatory capital position or affect the Company's ability to borrow funds or maintain or increase deposits, which could adversely affect its liquidity and earnings; legislative or regulatory changes that adversely affect the Company's business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; the Company's ability to attract and retain deposits; further increases in premiums for deposit insurance; the Company's ability to control operating costs and expenses; the use of estimates in determining fair value of certain of the Company's assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risks associated with the loans on the Company's balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect the Company's workforce and potential associated charges; computer systems on which the Company depends could fail or experience a security breach; the Company's ability to retain key members of its senior management team; costs and effects of litigation, including settlements and judgments; the Company's ability to successfully integrate any assets, liabilities, customers, systems, and management personnel it may in the future acquire into its operations and the Company's ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; the Company's ability to pay dividends on its common stock; and interest or principal payments on its junior subordinated debentures; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services and the other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC").

Such forward-looking statements may include projections. Any such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts nor have such projections been audited, examined or otherwise reviewed by independent auditors of the Company. In addition, such projections are based upon many estimates and inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of the Company. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by the Company that the projections will prove to be correct.

The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2022 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company's operating and stock price performance.

Riverview Branch Locations



Kalama
Yale
Trout Lake
Yacolt
Battle Ground
Scappoose
Klickitat
Goldendale
Vancouver
Camas
Cascade Locks
Hood River
Biggs Junction
The Dalles
Wasco
Hillsboro
Portland
Gresham
Mt Hood
Moro
Dufur
Tualatin
Oregon City
Sandy
Mt Hood Village
Mt. Hood National Forest
Grass Valley
Estacada
Canby
Tygh Valley
Colton
Maupin
Woodburn
Ripplebrook
Pine Grove
Silverton
Keizer
Salem
Shaniko
Simnasho
Antelope
Sublimity
Stayton
WARM SPRINGS RESERVATION
Lyons
Mill City
Detroit
Warm Springs
Mt Jefferson

- Established in 1923
- Publicly traded on NASDAQ: RVSB
- Total Assets of $1.5B
- A total of 17 branches, including 13 in the Portland-Vancouver area, and 3 lending centers
- Riverview Trust Company - $1.3 Billion AUM

Corporate History

1923	1971	1993	1997	2005	2007	2017	2021
• Clarke County Savings and Loan was founded	• Rebranded to Riverview Savings Association	• Began trading on NASDAQ	• Riverview Bancorp, Inc. established and rebranded to Riverview Community Bank	• Acquisition of Today's Bancorp	• Acquisition of American Pacific Bank	• Acquisition of MBank	• Converted to a Washington State Commercial Bank Charter

Fourth Quarter Highlights – March 31, 2021

- EPS of $0.15 compared to $0.13 for the comparable quarter one year ago
- Net Income of $3.4 million compared to $2.9 million for the comparable quarter one year ago
- PTPP (non-GAAP) income was $4.4 million compared to $5.2 million in the preceding quarter and $5.1 million for the fourth quarter a year ago.
- Net interest margin of 3.26% compared to 3.40% for the preceding quarter and 4.10% compared to the fourth quarter a year ago.
- Loan modifications decreased by $8.9 million during the quarter. Loan modifications consisted of 5 loans totaling $18.1 million, or 2.1%, of total ex-PPP loans.
- Total loans were $943.2 million ($93.4 million PPP) compared to $911.5 million a year ago.
- Total deposits were $1.3 billion compared to $990.4 million a year ago (35.9% increase).
- Cost of deposits declined to 0.15% for the quarter compared to 0.18% for the preceding quarter.

COVID-19 Industry Exposure

(Dollars in millions)

Loans to Industries with Higher Risk of COVID-19 Impact



$125.0
$100.0
$75.0
$50.0
$25.0
$-
$104.4
Hotel / Motel

Related COVID-19 Modifications



$40.0
$30.0
$20.0
$10.0
$-
$10.2
Hotel / Motel

Hotel / Motel: Weighted average LTV 56%, 1.86X DSCR

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

COVID-19 Response - Modifications

COVID Modifications as a Percent of Total Loans


COVID Modifications
$18,085
2%
Remaining Portfolio
$925,150
98%

COVID Modifications by Industry

(Dollars in thousands)


Retail strip centers
$563
Count: 1
Hotel / Motel
$10,220
Count: 3
Other - Commerical
$7,302
Count: 1

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

SBA PPP Loans

(Dollars in thousands)

PPP Round 1

$43.0 million

Unamortized fees = $598,000

Number of loans = 276



Over $2,000,000
$17,041 ; 40%
Up to $150,000
$10,695 ; 25%
$350,001 to $2,000,000
$10,694 ; 25%
$150,001 to $350,000
$4,563 ; 10%

PPP Round 2

$50.5 million

Unamortized fees = $2.1 million

Number of loans = 399



Over $2,000,000
$1,942 ; 4%
Up to $150,000
$14,846 ; 29%
$350,001 to $2,000,000
$20,056 ; 40%
$150,001 to $350,000
$13,607 ; 27%

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Total Assets



(Dollars in millions)
Millions
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$921.2
$1,133.9
$1,151.5
$1,156.9
$1,180.8
$1,549.2
2016
2017
2018
2019
2020
2021

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Loan Growth



(Dollars in millions)
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
5.40%
5.30%
5.20%
5.10%
5.00%
4.90%
4.80%
4.70%
4.60%
4.50%
4.40%
$624.8
$779.4
$811.4
$876.1
$911.5
$93.5
$849.7
4.76%
4.82%
5.07%
5.32%
5.25%
4.71%
2016
2017
2018
2019
2020
2021
Total Loans
PPP Loans
Yield on Loans

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Loan Composition


Loan Diversification
(in thousands)
Land
$14,040
Commerial business
$171,701
Multi-family
$45,014
Commercial real estate – Non-Owner Occupied
$384,546
Commercial Real Estate
$543,467
SBA PPP
$93,444
Real estate construction
$16,990
Commerical real estate - Owner Occupied
$158,921
Other installment
$2,174
Real estate one-to-four family
$56,405

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Loan Composition


Commerical real estate - Non-Owner Occupied
Commerical real estate - Owner Occupied


CRE – Non-Owner Occupied
Single Purpose Facilities 9.2%
Commercial Construction 2.1%
Mini Storage 8.9%
Office Buildings 25.6%
Motel / Hotel 26.6%
Warehouse & Industrial 8.1%
Assisted Living Facilities 0.2%
Retail Strip Center 19.3%


CRE - Owner Occupied
Other 7.1%
Accommodation 3.1%
Arts & Entertainment 3.3%
Wholesale trade 7.5%
Construction 4.9%
Health Care 8.1%
Manufacturing 9.3%
Retail 26.6%
Other Services 4.2%
Professional 8.9%
Real estate 17.0%

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Deposit Growth



(Dollars in millions)
$1,400.0
$1,300.0
$1,200.0
$1,100.0
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
$779.8
0.16%
$980.1
0.14%
$995.7
0.12%
$925.1
0.10%
$990.4
0.30%
$1,346.1
0.21%
2016
2017
2018
2019
2020
2021
Total Deposits
Cost of Deposits

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Attractive Deposit Mix



Non-interest bearing
32.3%
Regular savings
21.7%
Money market
17.9%
Certificates of deposit
8.9%
Interest checking
19.2%

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Shareholders' Equity

"Well-Capitalized"

Total Shareholders' Equity



160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
$108.3
$111.3
$116.9
$133.1
$148.8
$151.6
2016
2017
2018
2019
2020
2021

Tangible Equity / Tangible Assets*



12%
9%
6%
3%
0%
9.2%
7.5%
7.9%
9.3%
10.5%
8.1%
2016
2017
2018
2019
2020
2021

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.
* Shareholders equity net of intangible assets / Assets net of intangible assets.

Asset Quality

Dollars in thousands



$4,000
$2,000
$-
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.43%
0.35%
0.30%
0.17%
0.15%
0.06%
2016
2017
2018
2019
2020
2021
Nonperforming Loans
Percent of Total Loans

Loan Loss Reserves / Total Loans



2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.58%
1.35%
1.33%
1.31%
1.38%
2.03%
2016
2017
2018
2019
2020
2021

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Diluted Earnings Per Share



$0.80
$0.60
$0.40
$0.20
$-
$0.28
$0.33
$0.45
$0.76
$0.69
$0.47
2016
2017
2018
2019
2020
2021

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year

Profitability

Return on Average Assets



2.00%
1.50%
1.00%
0.50%
0.00%
0.72%
0.76%
0.90%
1.51%
1.35%
0.74%
2016
2017
2018
2019
2020
2021

Return on Average Equity



15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
5.93%
6.66%
8.78%
13.86%
10.96%
6.91%
2016
2017
2018
2019
2020
2021

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year

Net Interest Income and Net Interest Margin



Dollars in thousands
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
$29,632
$34,123
$42,965
$47,054
$45,731
$44,917
3.72%
3.83%
4.12%
4.45%
4.26%
3.41%
2016
2017
2018
2019
2020
2021
Net Interest Income
Net Interest Margin

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year

Noninterest Expense and Efficiency Ratio



Dollars in thousands
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
85.00%
75.00%
65.00%
55.00%
45.00%
35.00%
25.00%
77.62%
75.35%
$35,618
$35,699
$36,263
$36,254
$32,981
$29,947
66.43%
61.38%
62.42%
64.73%
2016
2017
2018
2019
2020
2021
Noninterest Expense
Efficiency Ratio

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Shareholder Friendly Capital Management

- March 2016: Announced an increase in the quarterly cash dividend to $0.02 per share
- July 2017: Announced an increase in the quarterly cash dividend to $0.0225 per share
- December 2017: Announced an increase in the quarterly cash dividend to $0.03 per share
- July 2018: Announced an increase in the quarterly cash dividend to $0.035 per share
- December 2018: Announced an increase in the quarterly cash dividend to $0.04 per share
- July 2019: Announced an increase in the quarterly cash dividend to $0.045 per share
- December 2019: Announced an increase in the quarterly cash dividend to $0.05 per share
- February 2020: Announced Stock Repurchase Plan of 500,000 shares

	2016	2017	2018	2019	2020	2021
Leverage Ratio	11.2%	10.2%	10.3%	11.6%	11.8%	9.6%
Tier 1 Risk-Based Capital Ratio	14.8%	12.8%	14.2%	15.6%	15.8%	16.1%
Total Capital Ratio	16.1%	14.1%	15.4%	16.9%	17.0%	17.4%
Common Shares Outstanding	22,507,890	22,510,890	22,570,179	22,607,712	22,544,285	22,351,235

Financial data is presented as of RVSBs Fiscal Year Ended March 31 for each respective year

Non-GAAP Measures

Pre-tax, pre-provision income

(Dollars in thousands)	Three Months Ended March 31, 2021	Three Months Ended December 31, 2020	Three Months Ended March 31, 2020	Twelve Months Ended March 31, 2021	Twelve Months Ended March 31, 2020
Net income (GAAP)	$ 3,414	$ 4,035	$ 2,894	$ 10,472	$ 15,748
Include: Provision for income taxes	992	1,199	980	2,981	4,830
Include: Provision for loan losses	-	-	1,250	6,300	1,250
Pre-tax, pre-provision income (non-GAAP)	$ 4,406	$ 5,234	$ 5,124	$ 19,753	$ 21,828